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                                                                   EXHIBIT (24)

                              TRINOVA CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of TRINOVA Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of each of the undersigned, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and to sign and file any and all applications or other documents to be filed with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of March 5, 1996.


/s/Darryl F. Allen                  /s/David M. Risley
--------------------------------    --------------------------------
Darryl F. Allen                     David M. Risley
Chairman of the Board, President    Vice President - Finance
and Chief Executive Officer         and Chief Financial Officer


/s/Gregory R. Papp                  /s/Purdy Crawford
--------------------------------    --------------------------------
Gregory R. Papp                     Purdy Crawford
Corporate Controller                Director


/s/Joseph C. Farrell                /s/David R. Goode
--------------------------------    --------------------------------
Joseph C. Farrell                   David R. Goode
Director                            Director


/s/Paul A. Ormond                   /s/John P. Reilly
--------------------------------    --------------------------------
Paul A. Ormond                      John P. Reilly
Director                            Director


/s/Robert H. Spilman                /s/William R. Timken, Jr.
--------------------------------    --------------------------------
Robert H. Spilman                   William R. Timken, Jr.
Director                            Director
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                                                                    EXHIBIT (24)

                              TRINOVA CORPORATION

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that TRINOVA Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Company, for the Company and in the name, place and stead of the Company, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and to sign and file any and all applications or other documents to be filed with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                 EXECUTED as of March 13, 1996.


                                          TRINOVA CORPORATION


                                          /s/ Darryl F. Allen
                                          -------------------------------------
                                          Darryl F. Allen
                                          Chairman of the Board, President
                                          and Chief Executive Officer